FHA-INSURED CONSTRUCTION AND PERMANENT LOAN

Borrower	Entity acceptable to HUD

Product

The Trust provides construction and permanent mortgage loan financing for the new construction or substantial rehabilitation of multifamily housing and hospital facilities that are insured by FHA under its 213, 220, 221(d)3, 221(d)4, 223 (f), 231, 232, 241(a), and 242 programs

The Trust finances mortgage loans that are originated by an approved FHA mortgage lender, who then sells the FHA-insured loan to the Trust on a fixed-rate basis. The approved FHA mortgage lender will service the loan

Loan Requirements	FHA must insure eligible mortgage loan to qualify for Trust financing

Eligible Projects	Market-rate, affordable, senior, workforce, mixed-income, income-restricted, age-restricted, and hospitals that qualify under the appropriate FHA mortgage loan program are eligible for Trust financing

Location	Nationwide

Loan Size	From $2 million

Loan Term	Up to 40 years plus the construction period

Underwriting Standards Rates	Projects eligible for Trust financing must meet the underwriting criteria established by FHA Contact the Trust for current construction and permanent mortgage loan rates

Liability	FHA-insured loans are non-recourse to the developer during construction and through permanent loan term

Prepayment Provisions	The Trust can custom craft flexible prepayment options, as requested

Fees	A refundable good faith deposit of one-half percent (0.50%) to one percent (1%) is required at the time the Trust issues a financing commitment

Union Labor

The Project must be 100% constructed by contractors and subcontractors which employ only employees for on-site work who are represented by unions affiliated with the local Building and Construction Trades Council and/or North America’s Building Trades Unions

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